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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated June 30, 1998, included in this Current Report on Form 8-K of Household Finance Corporation for the year ended December 31, 1997, into the Company's previously filed Registration Statements No. 33-64175, 333-47945, 333-60543 and 333-59453 on Form S-3.

                                          ARTHUR ANDERSEN LLP

Chicago, Illinois
September 1, 1998